Exhibit 10.1

BGC PARTNERS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of October 11, 2012, by and among BGC PARTNERS, INC., a Delaware corporation (the “Borrower”), the several financial institutions from time to time party to the Credit Agreement described below, as Lenders who have executed this Amendment, and BANK OF MONTREAL, a Canadian chartered bank acting through its Chicago branch, as Administrative Agent.

PRELIMINARY STATEMENTS

A. The Borrower, the Guarantors, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement dated as of June 23, 2011 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrower and the Lenders have agreed to amend certain provisions of the Credit Agreement, all under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT.

Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be and hereby is amended as follows:

1.1. Section 8.7(b) of the Credit Agreement shall be amended by replacing the figure “$60,000,000” appearing therein with the figure “$85,000,000”.

1.2. Section 8.9(m) of the Credit Agreement shall be amended by replacing the figure “$25,000,000” appearing therein with the figure “$50,000,000”.

1.3. Section 8.11 of the Credit Agreement shall be amended to add “of (i) ELX Futures Holdings, LLC, ELX Futures, L.P. and the entities related thereto, (ii) Epsilon Networks, LLC and the entities related thereto, or (iii) any” before “Subsidiary which is not a Material Subsidiary” in (d) of Section 8.11.

1.4. Section 8.11 of the Credit Agreement shall be further amended by (a) replacing the word “and” that appears before clause (d) with “,”, (b) replacing the period at the end of Section 8.11(d) with “; and” and (c) adding the following new clause (e) to the end of Section 8.11: “and (e) the issuance by BGC Services (Holdings) LLP (“BGC UK”) of equity interests in such entity to brokers and/or other employees resident in the United Kingdom.

1.5. Section 8.12 of the Credit Agreement shall be amended by replacing the period at the end of subsection (iii) thereof with a comma and by adding the following provisions thereto as subsections (iv), (v) and (vi):

(iv) purchases by the Borrower or a Subsidiary of equity interests from the minority equity owners of Newmark & Company Real Estate, Inc. (“Newmark”) and the entities affiliated with Newmark that are engaged in the real estate services business;

(v) the payment of dividends or distributions by Newmark and the entities affiliates with Newmark that are engaged in the real estate services business, on a pro rata basis (more favorable from the perspective of the Borrower) to equity owners based on their relative ownership interests; and

(vi) the payment of dividends and other distributions by BGC UK so long as no Unmatured Termination Event, Termination Event, Default or Event of Default shall exist before or after giving effect to such payment.

1.6. The following language shall be added to the end of Section 8.19 of the Credit Agreement: “, other than as a result of a Permitted Acquisition.”

SECTION 2. CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Borrower, the Guarantors, the Administrative Agent and the Lenders shall have executed and delivered this Amendment.

2.2. Each of the representations and warranties set forth in Section 6 of the Credit Agreement shall be true and correct in all material respects, except that (a) the representations and warranties made under Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders and (b) the representations and warranties contained in Section 6.6 shall be deemed to refer to December 31, 2011.

2.3. Upon giving effect to this Amendment, (a) the Borrowers shall be in compliance in all material respects with all of the terms and conditions of the Loan Documents and (b) no Default or Event of Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

2.4. The Borrower shall have paid to the Administrative Agent for the ratable account of the Lenders a non-refundable upfront fee in an amount equal to 0.05% (5 bps) of the amount of each Lender’s Revolving Credit Commitments under the Credit Agreement.

SECTION 3. REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to the amendments called for hereby, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except that for purposes of this paragraph (a) the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders and (b) the representations and warranties contained in Section 6.6 shall be deemed to refer to December 31, 2011, and after giving effect to this Amendment (a) the Borrower is in compliance in all material respects with all of the terms and conditions of the Loan Documents and (b) no Default or Event of Default exists under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

4.1. As an additional inducement to and in consideration of the Administrative Agent’s and the Lenders’ acceptance of this Amendment, each Guarantor hereby acknowledges the execution of this Amendment by the Borrower and acknowledges that this acknowledgement is not required under the terms of the Credit Agreement and that the execution hereof by the Guarantors shall not be construed to require the Lenders to obtain their acknowledgement or consent to any future amendment, modification or waiver of any term of the Credit Agreement except as otherwise provided in the Credit Agreement. Each Guarantor hereby agrees that its obligations as a Guarantor under the Credit Agreement shall apply to all Obligations as they may be amended by this Amendment. Each Guarantor further acknowledges and agrees that its obligations as a Guarantor under the Credit Agreement shall be and remain in full force and effect.

4.2. Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.

4.4. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the credit facilities and the preparation, execution and delivery of this Amendment, and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Administrative Agent with respect to the foregoing.

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This First Amendment to Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

BGC PARTNERS, INC.

/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chief Executive Officer

“GUARANTORS”

BGC CAPITAL MARKETS, L.P.

/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chief Executive Officer

BGC BROKERS US, L.P.

/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chief Executive Officer

BGC PARTNERS, L.P.

/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chief Executive Officer

BGC HOLDINGS, L.P.

/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chief Executive Officer

BGC Partners, Inc.

Signature Page to

First Amendment to Credit Agreement

Accepted and agreed to as of the date and year last above written.

“AGENT”

BANK OF MONTREAL, as Administrative Agent

/s/ Linda C. Haven
Name: Linda C. Haven
Title: Managing Director

“LENDERS”

BANK OF MONTREAL

/s/ Linda C. Haven
Name: Linda C. Haven
Title: Managing Director

BANK OF AMERICA, N.A.

/s/ Michael Ugliarolo
Name: Michael Ugliarolo
Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION

/s/ Robert L. Barrett
Name: Robert L. Barrett
Title: Senior Vice President

WELLS FARGO BANK, N.A.

/s/ David Michaels
Name: David Michaels
Title: Senior Vice President

BGC Partners, Inc.

Signature Page to

First Amendment to Credit Agreement

FIFTH THIRD BANK

/s/ Lydia Altman
Name: Lydia Altman
Title: Vice President

THE BANK OF NEW YORK MELLON

/s/ Robert J. Metzel Jr.
Name: Robert J. Metzel Jr.
Title: Managing Director

BGC Partners, Inc.

Signature Page to

First Amendment to Credit Agreement